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                                                                    EXHIBIT 10.1

                                   $50,000,000

                                  STERLING BANK
                  (a Texas state chartered banking association)

                       7.375% Subordinated Notes due 2013

                               PURCHASE AGREEMENT


                                                                   April 3, 2003


LEHMAN BROTHERS INC.
745 Seventh Avenue
New York, New York 10019

KEEFE, BRUYETTE & WOODS, INC.
787 Seventh Avenue - 4th Floor
New York, New York 10019

Ladies and Gentlemen:

                  Sterling Bank, a Texas state chartered banking association (the "BANK") and an indirect wholly-owned subsidiary of Sterling Bancshares, Inc. (the "CORPORATION"), confirms its agreement with Lehman Brothers Inc. and Keefe, Bruyette & Woods, Inc. (the "INITIAL PURCHASERS") with respect to the offer for sale by the Bank to the Initial Purchasers of up to $50,000,000 aggregate principal amount of the Bank's 7.375% Subordinated Notes due 2013 (the "SECURITIES") to be marketed by the Initial Purchasers on a best efforts basis. The Securities will be issued under a Fiscal and Paying Agency Agreement, to be dated as of April 10, 2003 (as the same may be supplemented and amended from time to time, the "FPAA"), between the Bank and Deutsche Bank Trust Company Americas, as Fiscal and Paying Agent (the "FISCAL AND PAYING AGENT").

                  SECTION 1. Agreements to Sell and Purchase. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Bank agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser hereby, severally and not jointly, agrees to purchase from the Bank on the Settlement Date (as defined herein) for resale to prospective purchasers on such date that amount of Securities at the Purchase Price (as herein defined) thereof for which such Initial Purchaser is able to obtain Firm Commitments (as defined below) from prospective purchasers after conducting a "best efforts" offering of the Securities; provided however, that such Initial Purchaser shall not be obligated pursuant to this Agreement to purchase any Securities that any prospective purchaser does not actually purchase on the Settlement Date. In the event that a prospective purchaser shall fail either to accept delivery of or to make payment for the Securities on the Settlement Date, the applicable Initial Purchaser shall promptly notify the Bank and


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deliver such Securities to the Bank, and, if such Initial Purchaser has theretofore paid the Bank for such Securities, the Bank will promptly return such funds to such Initial Purchaser. A "Firm Commitment" means a firm commitment from a prospective purchaser to purchase Securities from the Initial Purchasers on the Settlement Date at a price per Security equal to the Purchase Price.

                  SECTION 2. Representations and Warranties. (a) Bank's Representations and Warranties. The Bank represents and warrants to and agrees with the Initial Purchasers that:

                     (i) The Bank has prepared an offering circular to be used by the Initial Purchasers in connection with the offering of the Securities. As used herein, "OFFERING CIRCULAR" means the Offering Circular dated the date hereof, as such Offering Circular may be amended or supplemented after the date hereof, and shall be deemed to refer to and include the documents incorporated by reference therein (the "INCORPORATED DOCUMENTS"). The Offering Circular, as of the date hereof, complies with and, as of the Settlement Date will comply with, the requirements of the "Statement of Policy on the Use of Offering Circulars" of the Federal Deposit Insurance Corporation ("FDIC") set forth at 61 Fed. Reg. 46808 (the "DISCLOSURE POLICY").

                     (ii) The Incorporated Documents of the Bank, as amended prior to the date hereof, at the time they were or hereafter are filed with the applicable federal and state regulatory authorities (including, without limitation, the FDIC and the Texas Department of Banking (the "REGULATORY Authorities")), (v) were prepared, in all material respects, in accordance with the regulatory instructions applicable to such documents, (w) present fairly the information required to be stated therein, (x) present fairly the consolidated financial position of the Bank and its subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Bank, for the periods specified, (y) were prepared, as specified in the Offering Circular, in all material respects in accordance with regulatory accounting principles, based on instructions issued by the Regulatory Authorities ("REGULATORY ACCOUNTING PRINCIPLES"), in each case applied on a consistent basis throughout the periods involved except as otherwise disclosed in the Offering Circular and (z) when read together with the other information in the Offering Circular, on the date hereof and as of the Settlement Date (as defined below), do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The selected unaudited consolidated financial information of the Bank included in the Offering Circular presents fairly the information shown therein and has been compiled on a basis consistent with that of the financial statements of the Bank included in such Incorporated Documents, as amended prior to the date hereof.

                     (iii) In the case of Incorporated Documents that were or hereafter are filed with the Securities and Exchange Commission (the "COMMISSION"), at the time they were or hereafter are filed with the Commission, such Incorporated Documents complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations of the Commission thereunder, and such Incorporated Documents, when read together, do not

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
         and, as of the Settlement Date, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The historical consolidated financial statements of the Corporation and its subsidiaries and any supporting schedules and related financial information of the Corporation and its consolidated subsidiaries included in such Incorporated Documents present fairly in all material respects the consolidated financial position of the Corporation and its subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Corporation and its subsidiaries for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as disclosed in the notes to such financial statements. The financial statement schedules, if any, included in the Incorporated Documents present fairly in all material respects the information required to be stated therein.

                     (iv)The Offering Circular, as of its date, does not and, as of the Settlement Date, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished to the Bank in writing by Lehman Brothers Inc., on behalf of the Initial Purchasers, expressly for use therein.

                     (v) Since the date of the latest Call Report and audited financial statements of the Corporation in the Offering Circular (exclusive of amendments or supplements after the date hereof), except as otherwise stated therein or contemplated thereby, there has not been
         (x) any change, nor any development or event involving a prospective change, in the condition (financial or otherwise), earnings, business, properties or business prospects of the Bank and its subsidiaries, considered as one enterprise, or of the Corporation and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business that could reasonably be expected to result in a Material Adverse Effect (as defined below), (y) any transaction entered into by the Bank or the Corporation or any of their subsidiaries, other than those in the ordinary course of business, that is material to the Bank and its subsidiaries, considered as one enterprise, or to the Corporation and its subsidiaries, considered as one enterprise, or (z) except for normal recurring dividends on the common stock of the Bank or the Corporation, any dividend or distribution of any kind declared, paid or made by the Bank or the Corporation on their respective common stock.

                  (vi) Except as disclosed in the Offering Circular (exclusive of amendments or supplements after the date hereof), there is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of the Bank, threatened against or affecting the Bank or its subsidiaries that is required to be disclosed in the Offering Circular or that could reasonably be expected to have a Material Adverse Effect (as defined below). The aggregate liability or loss, if any, resulting from the final outcome of all pending legal or governmental proceedings to which the Bank or its subsidiaries is a party or which affect any of their

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         properties that are not described in the Offering Circular, including ordinary routine litigation incidental to its business, would not reasonably be expected to have any Material Adverse Effect. As used herein, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the condition (financial or otherwise), earnings, results of operations, business, properties or business prospects of the Bank and its subsidiaries, considered as one enterprise, or on the ability of the Bank to consummate the transactions contemplated by this Agreement, the FPAA or the Securities or to perform its obligations thereunder.

                     (vii) The Bank is a duly organized and validly existing banking association under the laws of the State of Texas, continues to hold a valid certificate to do business as such, has full power and authority as a banking association to conduct its business as such and to own, lease and operate its properties and to conduct its business as described in the Offering Circular and to enter into and perform its obligations under this Agreement, the FPAA and the Securities. The Bank is duly authorized to transact business and is in good standing in each jurisdiction in which it owns or leases property of a nature, or transacts business of a type, that would make such authorization necessary, except to the extent that the failure to be so authorized or be in good standing would not have a Material Adverse Effect.

                  (viii) Each of the Bank's subsidiaries which would constitute a "significant subsidiary" as defined in Rule 1-02 of Regulation S-X (each a "Subsidiary") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                  (ix) The Bank is an insured depositary institution under the provisions of the Federal Deposit Insurance Act, as amended (the "FDI ACT"). The deposit accounts at the Bank are insured by the FDIC to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination or revocation of such insurance are pending, or to the knowledge of the Bank threatened.

                     (x) The shares of capital stock of the Bank have been duly authorized and validly issued by the Bank and are fully paid and non-assessable and are owned by the Corporation and are free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and none of such shares of capital stock was issued in violation of preemptive or other similar rights of any securityholder of the Bank. As of the date hereof, the Bank has 5,000,000 duly authorized and 1,200,000 issued and outstanding shares of common stock. The "Capitalization" section of the Offering Circular identifies in reasonable detail all outstanding consolidated indebtedness and shareholders' equity of the Bank and its subsidiaries, prior to and after giving pro forma effect to the consummation of the offering of the Securities and the application of the net proceeds therefrom.


                                       4
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                  (xi) The Bank's ratio of earnings to fixed charges (actual and pro forma) included in the Offering Circular under the caption " -- Ratio of Earnings to Fixed Charges," have been calculated in compliance with Item 503(d) of the Commission's Regulation S-K. The other financial and statistical information and data of the Bank included or incorporated by reference in the Offering Circular, historical and pro forma, are in all material respects accurately presented and prepared on a basis consistent with the books and records of the Bank.

                  (xii) This Agreement has been duly authorized, executed and delivered by the Bank.

                  (xiii) The Securities have been duly authorized for issuance, sale and delivery pursuant to this Agreement and, when duly executed, authenticated, issued and delivered as contemplated in the FPAA and delivered against payment of the purchase price therefor in accordance with this Agreement, will constitute valid and legally binding obligations of the Bank entitled to the benefits of the FPAA and enforceable against the Bank in accordance with their terms, except as enforcement thereof may be limited by insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and the availability of equitable remedies. The FPAA has been duly authorized and when duly executed and delivered by the Bank and the Fiscal and Paying Agent will constitute a valid and legally binding obligation of the Bank enforceable against the Bank in accordance with its terms, except as enforcement thereof may be limited by insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and the availability of equitable remedies. The Securities and the FPAA conform in all material respects to the summary descriptions thereof in the Offering Circular and such summary descriptions conform to the rights set forth in and applicable to the instruments defining the same.

                     (xiv) Neither the Bank nor any of its subsidiaries is in violation of its Articles of Association or By-laws (or equivalent documents) or, except as disclosed in the Offering Circular, in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except where such violation or default could not reasonably be expected to have a Material Adverse Effect. The execution and delivery of this Agreement and the FPAA by the Bank, the execution, issuance and delivery of the Securities by the Bank, the consummation by the Bank of the transactions contemplated in this Agreement, the FPAA and the Offering Circular, and the compliance by the Bank with the terms of this Agreement, the FPAA and the Securities do not and will not result in any violation of the provisions of the Articles of Association or By-laws of the Bank or any of its subsidiaries, and do not and will not conflict with, or result in a breach of any of the

                                       5
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         terms or provisions of, or constitute a default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Bank or any of its subsidiaries under (y) any indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Bank or any of its subsidiaries is a party or by which any of them may be bound or to which any of their property may be subject, except where such default could not reasonably be expected to have a Material Adverse Effect, or (z) any existing applicable law, rule or regulation, judgment, order or decree of any government, governmental instrumentality (including, without limitation, the Regulatory Authorities) or court having jurisdiction over the Bank or any of its subsidiaries, except where such default could not reasonably be expected to have a Material Adverse Effect.

                  (xv) No authorization, approval, consent, license, order, registration or qualification of or filing with any government, governmental instrumentality or court is required for the valid authorization, issuance, sale and delivery of the Securities or the execution, delivery or performance of this Agreement, except (v) for the approval of the Banking Commissioner of Texas pursuant to Section
         32.104 of the Texas Banking Act to issue the Securities, which approval has been obtained, subject to the conditions set forth therein, (w) for the approval of the FDIC, pursuant to Section 18(i) of the FDI Act, to redeem the Securities at their stated maturity, which approval has been obtained, subject to the conditions set forth therein, (x) for the approval of the FDIC and the Banking Commissioner of Texas, subject to the conditions set forth in those letters, to redeem the Securities at any time prior to the stated maturity, (y) for consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the solicitation and placement of the Securities by the Initial Purchasers and (z) for the Bank, pursuant to Section 38(h)(2) of the FDI Act, to make payment on the Securities in the event the Bank becomes "critically undercapitalized" within the meaning of such section or pursuant to Section 32.104(c) of the Texas Banking Act to pay interest due or principal repayable on the Securities when the Bank is in a "hazardous condition or insolvent" (as determined by the Banking Commissioner of Texas).

                     (xvi) The Securities are exempted securities under Section 3(a)(2) of the Securities Act and the offer, sale, issuance and delivery of the Securities in the manner contemplated by this Agreement and the Offering Circular do not require registration under the Securities Act of 1933, as amended (the "SECURITIES ACT") by reason of such Section and Section 4(2) thereof. Qualification of an indenture under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), is not required in connection with the offer, sale, issuance or delivery of the Securities as contemplated herein.

                  (xvii) Neither the Bank nor its subsidiaries nor any agent acting on their behalf has taken or will take any action that is reasonably likely to cause the issuance, sale or delivery of the Securities or the application of the proceeds thereof by the Bank to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors, in each case as in effect, on the date hereof. The Bank does not, and after giving effect to the use of proceeds from the issuance and sale of the Notes, will not, own any "margin stock" as defined in such Regulation U.


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                     (xviii) The Bank has good and marketable title to all
         properties and assets described in the Offering Circular as owned by it free and clear of all liens, charges, encumbrances or restrictions, except mortgage liens in the ordinary course of business and liens arising from borrowing activities in the ordinary course of business and such as (y) are described in the Offering Circular or (z) are neither material in amount nor materially significant in relation to the business of the Bank and its subsidiaries, considered as one enterprise; all of the leases and subleases material to the business of the Bank and its subsidiaries, considered as one enterprise, and under which the Bank holds properties are in full force and effect, and the Bank does not have any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Bank under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Bank to the continued possession of the leased or subleased premises under any such lease or sublease.

                     (xix) To the knowledge of the Bank, no labor problem exists with its employees or is imminent that could adversely affect the Bank and its subsidiaries, considered as one enterprise, and the Bank is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries' principal suppliers, contractors or customers that could reasonably be expected to have a Material Adverse Effect.

                  (xx) The Bank and each of its Subsidiaries owns, possesses or has obtained all material governmental licenses, permits, certificates, consents, orders, approvals and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as presently conducted, and neither the Bank nor any of its Subsidiaries has received any notice of proceedings relating to revocation or modification of any such licenses, permits, certificates, consents, orders, approvals or authorizations that, in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

                     (xxi) The Bank and each of its Subsidiaries owns or possesses, or can acquire on reasonable terms, adequate patents, patent licenses, trademarks, service marks and trade names necessary to carry on its business as presently conducted and neither the Bank nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent licenses, trademarks, service marks or trade names that, in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

                     (xxii) The Bank is not and, after giving effect to the offer and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

                     (xxiii) The Bank and its subsidiaries are in compliance with all laws administered by and regulations of the Regulatory Authorities applicable to it or to them, the failure to comply with which would have a Material Adverse Effect. Except for the brokered deposit waiver obtained from the FDIC and disclosed in the Offering Circular, neither the Bank nor any of its subsidiaries is a party to any agreement or memorandum of

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         understanding with, or a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or is a recipient of any extraordinary supervisory letter from, or has adopted any board resolutions at the request of, any of the Regulatory Authorities which restricts materially the conduct of its business, or in any manner relates to capital adequacy, its accounting practices, its credit policies or its management, nor has the Bank been advised by any of the Regulatory Authorities that it is contemplating issuing or requesting (or considering the appropriateness of issuing or requesting) any of the foregoing. The Bank is not operating in a "hazardous condition" or "insolvent" (as defined in Section 31.002(a) of the Texas Banking Act) and to the actual knowledge of the Bank, no event has occurred or failed to occur that would cause the Bank to be operating in a "hazardous condition" or to be "insolvent" as defined therein.

                  (xxiv) The Securities are unsecured and subordinated debt obligations of the Bank and rank pari passu among themselves and with any other subordinated debt obligations of the Bank other than subordinated debt obligations of the Bank that by their express terms rank junior to the Securities.

                  (xxv) The Securities, when issued, will be eligible as Tier 2 capital of the Bank under the applicable capital regulations of the FDIC.

                  (xxvi) The Bank has taken and will continue to take all actions required by Section 13(e) of the FDI Act for this Agreement, the Securities and the FPAA to be enforceable against the FDIC as receiver or conservator of the Bank or in its corporate capacity.

                  (xxvii) The Corporation has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 and 15d-14 under the 1934 Act) that (A) are designed to ensure that material information relating to the Corporation, including its consolidated subsidiaries, is made known to the Corporation's Chief Executive Officer and its Chief Financial Officer by others within those entities, particularly during the periods in which the filings made by the Corporation with the Commission which it may make under Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act are being prepared,
         (B) have been evaluated for effectiveness as of a date within 90 days prior to the filing of the Corporation's most recent Annual Report filed with the Commission and (C) are effective to perform the functions for which they were established.

                  The accountants and the Audit Committee of the Board of Directors have been advised of (x) any significant deficiencies in the design or operation of internal controls which could adversely affect the Corporation's ability to record, process, summarize, and report financial data and (y) any fraud, whether or not material, that involves management or other employees who have a role in the Corporation's internal controls; any material weaknesses in internal controls have been identified for the accountants; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

                  (xxviii) The Offering Circular, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

                  (xxix) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Securities Act) as any security of the Bank that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

                  (xxx) No form of general solicitation or general advertising (as defined in Regulation D under the Securities Act) was used by the Bank or any of its respective representatives (other than the Initial Purchasers, as to whom the Bank makes no representation) in connection with the offer and sale of the Securities contemplated hereby, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  (xxxi) No securities of the same class as the Securities have been issued and sold by the Bank within the six month period immediately prior to the date hereof. Neither the Bank nor any of its affiliates, as such term is defined in Rule 501(b) under the Securities Act (each, an "Affiliate"), has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy, sell or offer to sell or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act.

                  (b) Additional Certificates. Any certificates signed by any officer of the Bank in his or her capacity as an officer and delivered to the Initial Purchasers or to counsel for the Initial Purchasers in connection with the transactions contemplated by this Agreement shall be deemed a representation and warranty by the Bank to the Initial Purchasers as to the matters covered thereby on the date of such certificate.

                  SECTION 3.        Terms of Offering.

                  (a) Offers and sales of the Securities by the Bank to the Initial Purchasers shall be effected pursuant to an exemption from the registration requirements of the Securities Act. The Securities may be resold or otherwise transferred by the holders thereof only if they are registered under the Securities Act or if an exemption (including the exemption afforded by Rule
144A) from the registration requirements of the Securities Act other than that contained in Section 3(a)(2) of the Securities Act is available.

                  (b) Each of the Initial Purchasers, severally and not jointly, represents and warrants to and agrees with the Bank that:

                  (i) It is an Institutional Accredited Investor (as defined below), with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Securities.

                  (ii) Offers and sales of the Securities pursuant to this Agreement will be made only to (i) institutional purchasers that it reasonably believes to be "Qualified Institutional Buyers" within the meaning of Rule 144A (a "QIB") or (ii) not more than fifty (50) institutions that are "accredited investors" as defined in subparagraphs (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act (each, an "INSTITUTIONAL ACCREDITED INVESTOR") that execute and deliver a letter containing certain representations and agreements in the form attached as Annex A to the Offering Circular. In connection with offers and sales of the Securities made through the Initial Purchasers, each of them agrees to notify the related purchaser of any such Securities of the private offering nature of such purchase and, accordingly, that such Securities are subject to resale and other transfer restrictions.

                  (iii) No general solicitation or general advertising within the meaning of Rule 502(c) of the Securities Act has been or will be used in connection with any solicitation of offers to purchase the Securities.

                  (iv) It will take reasonable steps to inform, and cause each of its affiliates to take reasonable steps to inform, persons acquiring Securities from it or its affiliate, as the case may be, that the Securities (A) have not been and will not be registered under the Securities Act, (B) are being sold to them without registration under the Securities Act in reliance on Rule 144A or in accordance with another exemption from registration under the Securities Act, as the case may be, and (C) may not be offered, sold or otherwise transferred except (1) to the Bank, (2) in accordance with Rule 144A to a person whom the seller reasonably believes is a QIB that is purchasing such Securities for its own account or for the account of a QIB to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A, (3) to an Institutional Accredited Investor acquiring such Securities for its own account or as a fiduciary for others (which others must also be Institutional Accredited Investors unless such transferee is a bank acting in its fiduciary capacity) for investment purposes and not for distribution in violation of the Securities Act or (4) pursuant to another available exemption (other than Section 3(a)(2) of the Securities Act) from registration under the Securities Act.

                  (v) The provisions set forth in the Offering Circular under the heading "Notice to Investors," including the legend required thereby, shall apply to the Securities.

                  Purchasers of the Securities will be deemed, by reason of the purchase or acceptance of such Securities, to have acknowledged and agreed to the foregoing restrictions on resales and other transfers thereof.

                  Except as otherwise provided in the FPAA, Securities offered and sold as part of their initial offering and sale to QIBs shall be issued in the form of one or more global certificates in definitive, fully registered form without coupons in minimum denominations of $250,000 and any amount in excess thereof which is an integral multiple of $1,000. Securities offered and sold as part of their initial offering and sale to Institutional Accredited Investors who are not QIBs shall be issued in the form of certificated notes in definitive, fully registered form without coupons, registered in the name of the purchaser thereof, in minimum denominations of $250,000 and in any amount in excess thereof which is an integral multiple of $1,000.

                  SECTION 4.        Delivery of and Payment for the Securities.

                  (a) Delivery of, and payment of the purchase price for, the Securities shall be made at the offices of Sidley Austin Brown & Wood llp, 787 Seventh Avenue, New York, New York 10019 or at such other place as shall be agreed upon by the Bank and the Lehman Brothers Inc., at 9:30 A.M. (Eastern Standard Time), on April 10, 2003. Such date and time are referred to herein as the "SETTLEMENT DATE."

                  (b) On the Settlement Date, the Bank shall deliver or cause to be delivered to Lehman Brothers Inc., on behalf of the Initial Purchasers, the Securities to be sold on such Settlement Date against payment to or upon the order of the Bank of the purchase price of 99.879% of the principal amount of such Securities (the "Purchase Price") less the placement fee payable pursuant to Section 4(c), by wire transfer to such account as the Bank shall specify. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Initial Purchasers hereunder. Upon delivery, the Securities to be sold on the Settlement Date shall be in fully registered form in such denominations permitted by the FPAA and registered in the name of Cede & Co., as nominee of The Depository Trust Company, or if such Securities are to be issued in the form of Certificated Notes, such other names as the Initial Purchasers may request in writing at least one full business day before the Settlement Date. The Securities will be made available for examination by the Initial Purchasers in New York City not later than 10:00 A.M. on the last business day prior to the Settlement Date.

                  (c) On the Settlement Date, the Bank agrees to pay the Initial Purchasers by wire transfer a placement fee in an amount equal to (A) 1.40% of the gross proceeds from the placement of the Securities if the gross proceeds raised are up to $50,000,000; or (B) a $700,000 flat fee if the gross proceeds raised from the placement of the Securities are between $50,000,000 and $70,000,000; or (C) $700,000 plus 1.00% of the gross proceeds in excess of $70,000,000.

                  SECTION 5. Covenants of the Bank. The Bank covenants with the Initial Purchasers as follows:

                  (a) If any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Bank, to amend or supplement the Offering Circular in order that the Offering Circular will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Offering Circular in order to comply with the requirements of the Regulatory Authorities, the Bank will forthwith prepare any such amendment or supplement to the Offering Circular (and will file the same with the Regulatory Authorities if required) so that, as so amended or supplemented, the Offering Circular will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time it is delivered to a purchaser, not misleading and the Offering Circular will comply with such requirements. The Bank will furnish to the Initial Purchasers as many copies of such amendment or supplement as the Initial Purchasers shall reasonably request.

                  (b) The Bank will notify the Initial Purchasers immediately, and confirm the notice in writing, of the institution or threatened institution by any Federal or state bank or securities regulatory authority of any proceedings in respect of the Offering Circular, or the offering of the Securities (including, without limitation, any suspension of the qualification of the Securities for offering or sale in any jurisdiction) and will use every commercially reasonable effort to prevent the issuance of any order preventing or interfering with the offering of the Securities or the use of the Offering Circular and, if any such order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (c) The Bank (i) will inform the Initial Purchasers of its and the Corporation's intention to make or file any amendment or supplement to the Offering Circular, (ii) will furnish the Initial Purchasers with copies of any such proposed amendment, supplement or other document and (iii) will not file or permit the filing of any such amendment, supplement or other document in a form to which Lehman Brothers Inc., on behalf of the Initial Purchasers, or counsel for the Initial Purchasers shall reasonably object.

                  (d) The Bank will furnish to the Initial Purchasers, without charge, as many copies of the Offering Circular (including, without limitation, the Incorporated Documents) and each amendment or supplement thereto as Lehman Brothers Inc., on behalf of the Initial Purchasers, may reasonably request from time to time.

                  (e) The Bank will use its reasonable best efforts, in cooperation with the Initial Purchasers, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as Lehman Brothers Inc., on behalf of the Initial Purchasers, may designate and to maintain such qualifications in effect; provided, however, that the Bank shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. The Bank will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as above provided. The Bank will also supply the Initial Purchasers with such information as is necessary for the determination of the legality of the Securities for investment under the laws of such jurisdictions as Lehman Brothers Inc., on behalf of the Initial Purchasers, may request.

                  (f) So long as the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) of the Securities Act and the rules and regulations of the Commission promulgated thereunder (the "SECURITIES ACT REGULATIONS"), to furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) of the Securities Act Regulations ("RULE 144A INFORMATION"). If at any time an event occurs or conditions exist as a result of which any Rule 144A Information or any amendment or supplement thereto would not comply with the requirements of Rule 144A or would include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, the Bank will promptly notify Lehman Brothers Inc., by telephone (with confirmation in writing) and will promptly prepare an amendment or supplement to such Rule 144A Information which will correct such non-compliance, untrue statement or omission.

                  (g) The Bank will obtain on or prior to the Settlement Date all necessary governmental authorizations, and all approvals or consents of third parties, if any, required of it in connection with the issuance, sale and delivery of the Securities and the performance of its obligations hereunder and thereunder, and to cause such authorizations, approvals and consents to be continued in effect so long as any of the Securities remain outstanding; provided, that the foregoing shall not be applicable to any governmental authorizations, approvals or consents for the Bank (i) pursuant to Section 38(h)(2) of the FDI Act, to make any payment on the Securities in the event the Bank become critically undercapitalized within the meaning of such section, or
(ii) pursuant to Section 32.104(c) of the Texas Banking Act to pay interest due or principal repayable on the Securities when the Bank is in a "hazardous condition" or "insolvent" or to the extent that payment would cause the Bank to be in a "hazardous condition" or "insolvent," each within the meaning of such section.

                  (h) During the period beginning on the date of this Agreement through and including the six month period after the Settlement Date, neither the Bank nor the Corporation will, without the prior written consent of the Lehman Brothers Inc., directly or indirectly, (1) offer, sell, contract to sell or otherwise dispose of any Securities or any debt securities of the Bank which are substantially similar to the Securities (the "SIMILAR SECURITIES") or securities convertible into or exchangeable for the Securities or Similar Securities or sell or grant options, rights or warrants with respect to the Securities or Similar Securities or (2) enter into any swap or other derivatives transaction (other than an interest rate hedge) that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of the Securities or Similar Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of the Securities, Similar Securities or other securities, in cash or otherwise.

                  (i) The Bank will apply the net proceeds received by it from the sale of the Securities in substantially the manner specified in the Offering Circular under the caption "Use of Proceeds."

                  (j) The Bank will not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Securities to the Initial Purchasers in a manner that would require the registration of any such sale of the Securities under the Securities Act.

                  (k) Neither the Bank, nor any of its Affiliates, nor any person acting on its or their behalf will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

                  (l) Neither the Bank, nor any of its Affiliates, nor any person acting on its or their behalf will engage in any form of general solicitation or general advertising within the meaning of Rule 502(c) of the Securities Act in connection with any solicitation of offers to purchase the Securities.

                  (m) Until the expiration of two years after the original issuance of the Securities, the Bank will not, and will cause its Affiliates not to, resell any Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the Securities Act), whether as beneficial owner or otherwise (except as agent acting as a securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker's transactions).

                  SECTION 6. Payment of Expenses. The Bank will pay or bear all costs and expenses incident to the performance of its obligations under this Agreement, including (a) the preparation, printing and filing of the Offering Circular and any amendments and supplements thereto, and the cost of furnishing copies thereof to the Initial Purchasers, (b) the preparation, printing and distribution of this Agreement, the FPAA and the Securities, (c) the issuance and delivery of the Securities to the Initial Purchasers, (d) the fees and disbursements of the Bank's counsel and accountants, (e) the fees and disbursements of counsel to the Initial Purchasers, such counsel fees not to exceed $75,000, (f) the qualification of the Securities under the applicable securities laws in accordance with Section 5(e) hereof, including filing fees and fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and the Blue Sky survey and any legal investment survey, and (g) the fees and expenses of the Fiscal and Paying Agent and the fees and disbursements of counsel for the Fiscal and Paying Agent.

                  If this Agreement is terminated by the Initial Purchasers in accordance with the provisions of Section 7 or Section 11(a)(i) hereof, the Bank shall reimburse the Initial Purchasers for all of its out-of-pocket expenses, including the fees and disbursements of counsel for the Initial Purchasers not to exceed $75,000.

                  SECTION 7. Conditions of Initial Purchaser's Obligations. The obligations of the Initial Purchasers in connection with the solicitation and placement of the Securities hereunder are subject to the accuracy of the representations and warranties of the Bank contained herein at and as of the date hereof and the Settlement Date, to the accuracy of the representations and warranties of the Corporation contained in the letter agreement, dated the date hereof (the "PARENT AGREEMENT"), among the Corporation and the Initial Purchasers at and as of the date hereof and the Settlement Date, to the accuracy of the statements contained in certificates of any officer of the Bank or the Corporation pursuant to the provisions hereof or of the Parent Agreement, to the performance by the Bank in all material respects of its obligations hereunder, to the performance by the Corporation in all material respects of its obligations under the Parent Agreement, and to the following further conditions:

                  (a) The Offering Circular as amended or supplemented and the offering of the Securities shall not be subject to any proceeding by any federal bank or securities regulatory authority, which in the reasonable opinion of Lehman Brothers Inc., on behalf of the Initial Purchasers, would impair the offering of the Securities.

                  (b) At the Settlement Date, the Initial Purchasers, shall have received signed opinions of Andrews & Kurth, L.L.P., counsel to the Bank and the Corporation, and Locke

Liddell & Sapp LLP, special counsel to the Bank and the Corporation, dated as of the Settlement Date, in substantially the form attached hereto as Exhibits A and B.

                  (c) Sidley Austin Brown & Wood LLP, counsel for the Initial Purchasers, shall have furnished to the Initial Purchasers its favorable opinion dated as of the Settlement Date, responsive to the requirements with respect to such matters as the Initial Purchasers may require. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to Initial Purchasers.

                  (d) At the Settlement Date, there shall not have been since the Bank's Consolidated Report of Condition and Income on Federal Financial Institutions Examination Council Form 041, for the year ended December 31, 2002, any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the Bank and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business, and the Initial Purchasers shall have received a certificate of the Chairman, President, Chief Executive Officer or any Executive Vice President or person holding a functional title of equivalent rank, and the chief financial or chief accounting officer of the Bank, dated as of the Settlement Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Bank contained in Section 2 hereof are true and correct with the same force and effect as though expressly made at and as of the Settlement Date and (iii) the Bank has complied with all agreements and satisfied all conditions on its part to be complied with or satisfied at or prior to the Settlement Date. At the Settlement Date, the Initial Purchasers shall have received the certificate required to be delivered to the Initial Purchasers pursuant to Section 2(b)(ii) of the Parent Agreement.

                  (e) On the date hereof and at the Settlement Date, Deloitte & Touche LLP, the independent accountants of the Corporation who have audited the financial statements and schedules of the Corporation included or incorporated by reference in the Offering Circular, as amended or supplemented, shall have furnished to the Initial Purchasers a letter or letters dated such dates, as to such matters relating to the Corporation and the Bank as the Initial Purchasers may request and in form and substance satisfactory to the Initial Purchasers.

                  (f) Between the date hereof and the Settlement Date, (i) no downgrading shall have occurred in the rating accorded the Bank's or the Corporation's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have given any notice of any intended or potential downgrading or of any surveillance or review, with possible negative implications, of its rating of any of the Bank's or the Corporation's debt securities or preferred stock.

                  (g) At the Settlement Date, counsel for the Initial Purchasers shall have been furnished with all such documents, certificates and opinions as they may require for the purpose of enabling them to pass upon the issuance, sale and delivery of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations, warranties or statements, the performance of any of the covenants, or the fulfillment of any of the conditions, contained herein or in the Parent Agreement; and all proceedings taken by the Bank at or prior to the Settlement Date in connection with the authorization, issuance, sale and delivery of the Securities as herein contemplated shall be satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

                  (h) No order shall have been issued and be continuing by any federal banking or securities regulatory authority in respect of the Offering Circular or the offering of the Securities which would interfere with the offering of the Securities and no proceedings for that purpose shall have been instituted and be continuing or, to the knowledge of the Bank or the Initial Purchasers, shall be contemplated by any such authority.

                  (i) At the Settlement Date, the Initial Purchasers shall have been furnished with a certificate of the chief financial or chief accounting officer of the Bank identifying the "significant subsidiaries" of the Bank, based upon the criteria contained in Section 1-02(w) (applied on an annualized basis with respect to the net income of the Bank and its subsidiaries for the year ended December 31, 2002) of Regulation S-X under the Securities Act.

                  If any condition specified in this Section 7 shall not have been fulfilled when and as required to be fulfilled by this Agreement, this Agreement may be terminated by Lehman Brothers Inc., on behalf of the Initial Purchasers, by notice to the Bank at any time at or prior to Settlement Date, and such termination shall be without liability of any party to any other party except as provided in Section 6 hereof. Notwithstanding any such termination, the provisions of Sections 8, 9 and 10 shall remain in effect.

                  SECTION 8. Indemnification. (a) The Bank agrees to indemnify and hold harmless each of the Initial Purchasers, their respective directors and each person, if any, who controls such Initial Purchaser within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

                     (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in any preliminary Offering Circular (or amendment or supplement thereto) or the Offering Circular (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 8(d) below) any such settlement is effected with the written consent of the Bank; and

                     (iii) against any and all expense whatsoever (including fees and disbursements of counsel chosen by the Initial Purchaser), as incurred, reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity agreement does not apply (i) to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Bank by Lehman Brothers Inc., on behalf of the Initial Purchasers, expressly for use in the Offering Circular (or any amendment or supplement thereto) or (ii) to any Initial Purchasers in connection with any preliminary Offering Circular to the extent that any such loss, claim, damage or liability of such Initial Purchasers results solely from the fact that such Initial Purchasers sold Securities to a person to whom it is established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Offering Circular (excluding documents incorporated by reference), if the Bank has previously furnished to the Initial Purchasers, the copies thereof theretofore requested by the Initial Purchasers, the Initial Purchasers had sufficient time to distribute such Offering Circular, and the loss, claim, damage or liability of such Initial Purchasers results from an untrue statement or omission of a material fact contained in a preliminary Offering Circular that was corrected in any final Offering Circular.

                  (b) The Initial Purchasers, severally and not jointly, agree to indemnify and hold harmless the Bank, its directors and each person, if any, who controls the Bank within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Circular (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Bank by Lehman Brothers Inc., on behalf of the Initial Purchasers, expressly for use in the Offering Circular (or any amendment or supplement thereto).

                  (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 8(a) above, counsel to the indemnified parties shall be selected by the Initial Purchasers, and, in the case of parties indemnified pursuant to Section 8(b) above, counsel to the indemnified parties shall be selected by the Bank. An indemnifying party may participate at its own expense in the defense of such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from its or their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or
Section 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

                  (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for the reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 8(a)(ii) effected without its written consent if
(i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                  SECTION 9. Contribution. If the indemnification provided for in Section 8 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then the Bank on the one hand, and each of the Initial Purchasers, on the other, shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnification incurred by the Bank and the Initial Purchasers, (i) in such proportion as shall be appropriate to reflect the relative benefit received by such Initial Purchaser, as represented by the proportion that the total commissions received by such Initial Purchaser bears to the total gross proceeds from the placement of the Securities as set forth in the Offering Circular, and the Bank shall be responsible for the balance, or
(ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Bank on the one hand and of such Initial Purchaser on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                  The relative fault of the Bank on the one hand and each Initial Purchaser on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Bank or by such Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Bank and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

                  Notwithstanding the provisions of this Section 9, each Initial Purchaser shall not be required to contribute any amount in excess of the commission applicable to the Securities sold by such Initial Purchaser hereunder.

                  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  For purposes of this Section 9, each person, if any, who controls an Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Bank and each person, if any, who controls the Bank within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Bank. The Initial Purchasers' respective obligations to contribute pursuant to this Section 9 are several in proportion to the principal amount of Securities purchased by each Initial Purchaser.

                  SECTION 10. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties, indemnities, agreements and other statements of the Bank or its officers and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Bank or the Initial Purchasers or controlling person and shall survive delivery of the Securities to the Initial Purchasers and payment therefor.

                  SECTION 11. Termination of Agreement.

                  (a) The Initial Purchasers may terminate this Agreement, immediately upon notice to the Bank, at any time at or prior to the Settlement Date (i) if there shall have been, since the date of this Agreement or since the respective dates as of which information is given in the Offering Circular (exclusive of amendments or supplements after the date hereof), any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of either the Bank or the Corporation and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business or (ii) if there has occurred a material disruption in commercial banking or securities settlement or clearance services in the United States or (iii) if there has occurred any material adverse change in the financial markets in the United States or, the United States shall have become engaged in hostilities or there shall have been an escalation in hostilities involving the United States or, there shall have been a declaration of national emergency or war by the United States or other national or international calamity or crisis (including, without limitation, an act of terrorism) or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Lehman Brothers, Inc., impracticable to market the Securities or to enforce contracts for the sale of the Securities or (iv) if trading in any securities of the Corporation has been suspended by the Commission or the NASD, or if trading generally on the Nasdaq, New York Stock Exchange or the American Stock Exchange or in the over-the-counter market has been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities have been required, by such exchanges or by order of the Commission, any exchange on which securities are listed or any other governmental authority with appropriate jurisdiction over such matters or (v) if a banking moratorium has been declared by either federal, New York, or Texas authorities.

                  (b) If this Agreement is terminated pursuant to this Section 11, such termination shall be without liability of any party to any other party, except to the extent provided in Section 6. Notwithstanding any such termination, the provisions of Sections 2, 8, 9 and 10 shall remain in effect.

                  SECTION 12. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if delivered, mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, attention: Debt Capital Markets, Financial Institutions Group, with a copy to the general counsel and to Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, New York, New York 10019 - 4th Floor, attention: Debt Capital Markets; and notices to the Bank shall be directed to it at Sterling Bank, 2550 North Loop West, Suite 600, Houston, Texas 77092, attention of Stephen C. Raffaele, Chief Financial Officer.

                  SECTION 13. Parties. This Agreement is made solely for the benefit of the Initial Purchasers, the Bank and, to the extent expressed, any person who controls the Bank or the Initial Purchasers within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, and the directors of the Initial Purchasers and the Bank, and their respective executors, administrators, successors and assigns and, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser through the Initial Purchasers of the Securities.

                  SECTION 14. Governing Law and Time. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

                  SECTION 15. Counterparts. This Agreement may be executed in one or more counterparts and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

                  SECTION 16. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Bank a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers and the Bank in accordance with its terms.

                              Very truly yours,

                              STERLING BANK


                              By:  /s/ J. Downey Bridgwater
                                   ---------------------------------------------
                                   Name:   J. Downey Bridgwater
                                   Title:  President and Chief Executive Officer


CONFIRMED AND ACCEPTED,
as of the date first above written:

LEHMAN BROTHERS INC.


By:  /s/ John Roddy
     -----------------------------
     Name: John Roddy
     Title: Senior Vice President


KEEFE, BRUYETTE & WOODS, INC.


By:  /s/ Maurice F. Beshlian III
     -----------------------------
     Name: Maurice F. Beshlian III
     Title: Managing Director